Exhibit 10.1
EIGHTH AMENDMENT TO COMBINED CREDIT AGREEMENTS
     THIS EIGHTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of May 28, 2009 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Consenting Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     1. The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.
     2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.
     3. The U.S. Borrower has advised the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders that the U.S. Borrower intends on (a) issuing new senior notes in an aggregate principal amount not to exceed U.S. $600,000,000 (the “Permitted 2009 Senior Notes Debt”), and the U.S. Borrower will use the net cash proceeds thereof, to the extent permitted under the Combined Credit Agreements, solely to prepay the Second-Lien Term Debt, and (b) if the aggregate net cash proceeds from the Permitted 2009 Senior Notes Debt are insufficient to prepay in full the Second-Lien Term Debt, granting junior and subordinate Liens on the Collateral securing the U.S. Obligations in favor of the holders of the Permitted 2009 Senior Notes Debt to secure the Permitted 2009 Senior Notes Debt, which Liens will be, until the Second-Lien Termination Date, equal and ratable with the Liens on the Collateral securing the Second-Lien Term Debt, and, as in the case of such Liens, the Liens on the Collateral securing the Permitted 2009 Senior Notes Debt will terminate on the Second-Lien Termination Date.

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     4. The U.S. Borrower and the Canadian Borrower (collectively, the “Combined Borrowers”) have requested that the Combined Credit Agreements be amended to allow for the issuance of the Permitted 2009 Senior Notes and to amend certain other terms of the Combined Credit Agreements in certain respects as provided in this Amendment.
     5. Subject to and upon the terms and conditions set forth herein, the Combined Lenders have agreed to the Combined Borrowers’ requests.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
     I. Eighth Amendment Effective Date Amendments to U.S. Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section V hereof, the U.S. Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section I:
     A. Amendment to Definition of Change of Control. The definition of “Change of Control” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “Change of Control” means the occurrence, after the date hereof, of any of the following events: (a) any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Darden Group, shall have acquired ownership, directly or indirectly, beneficially or of record, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, or (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors or the stockholders of the Borrower nor (ii) appointed by directors a majority of whom was so nominated, or (c) except as permitted by Section 7.4 and Section 7.5(a), the Borrower shall cease to own, directly or indirectly, 100% of the issued and outstanding Equity Interests of each Guarantor, or (d) during the Second-Lien Period, a “Change of Control” as defined in any Second-Lien Loan Document, or (e) during the period when any Indebtedness under the Existing Convertible Debentures is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in the Existing Convertible Note Indenture, (f) during the period when any Indebtedness under the Existing Subordinate Notes is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in the Existing Subordinate Note Indenture, (g) during the period when any Permitted Senior Notes Debt is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in the Permitted Senior Notes Indenture, or (h) during the period when any Permitted 2009 Senior Notes Debt is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in the Permitted 2009 Senior Notes Indenture but only to the extent, in the case of clauses (e), (f) (g), and (h), the occurrence of any such event gives rise to an obligation of the Borrower or any other Loan Party to redeem, repay or

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repurchase, or otherwise offer to redeem, repay or repurchase, all or any portion of the Permitted 2009 Senior Notes Debt, the Permitted Senior Notes Debt or Existing Subordinate Debt which is not otherwise permitted by the terms of this Agreement.
     B. Amendment to Definition of Collateral. The definition of “Collateral” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “Collateral” means, collectively, (a) any and all “Collateral” and “Mortgaged Property”, as defined in the Security Documents and the Canadian Security Documents, and (b) during the Second-Lien Period, the term “Collateral” shall also include any other Property of the Borrower or any of its Subsidiaries upon which a Lien has been granted (or is required to be granted) pursuant to the Second-Lien Loan Documents, the Permitted Senior Notes Documents or the Permitted 2009 Senior Notes Documents to secure the Second-Lien Term Debt, the Permitted Senior Notes Debt or the Permitted 2009 Senior Notes Debt, as applicable, in the case of this clause (b), to the extent the Borrower and/or any of its Subsidiaries were not otherwise required to grant Liens in such Property in accordance with the Combined Loan Documents in effect immediately prior to the effectiveness of the Eighth Amendment.
     C. Amendment to Definition of Guarantor. The definition of “Guarantor” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “Guarantor” means each Material Subsidiary listed on Exhibit L (except QR Canada and Foreign Subsidiaries) under the heading “Material Subsidiaries,” (b) each Subsidiary that is required to execute a Guaranty pursuant to Section 5.15, (c) each other Subsidiary that Guarantees or is required to Guarantee the Permitted Senior Notes Debt, (d) each other Subsidiary that Guarantees or is required to Guarantee the Permitted 2009 Senior Notes Debt, and (e) each other Subsidiary that Guarantees or is required to Guarantee the Second-Lien Term Debt.
     D. Amendment to Definition of Permitted Encumbrances. Clause (t) of the definition of “Permitted Encumbrances” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “(t) during the Second-Lien Period only, Liens in favor of the Second-Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture, the holders of the Permitted Senior Notes, the trustee under the Permitted 2009 Senior Notes Indenture and/or the holders of the Permitted 2009 Senior Notes to secure all or any portion of the Second-Lien Term Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and any Guarantees by any Subsidiaries of any thereof, and any other obligations under the Second-Lien Loan Documents, the

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Permitted Senior Notes Documents, and the Permitted 2009 Senior Notes Documents, which Liens are junior, subordinate and inferior to the Liens created by the Security Documents as provided in the Second-Lien Intercreditor Agreement; or”
     E. Amendment to Definition of Second-Lien Credit Agreement. The definition of “Second-Lien Credit Agreement” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “Second-Lien Credit Agreement” means the Credit Agreement entered into as of the Subject Acquisition Closing Date among the Borrower, the Second-Lien Term Lenders party thereto, the Second-Lien Administrative Agent and the other agents and arrangers party thereto, as may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder, under such Second-Lien Credit Agreement and under the Second-Lien Intercreditor Agreement; provided, that, for the avoidance of doubt, the Permitted 2009 Senior Notes Indenture and the other Permitted 2009 Senior Notes Documents shall not be considered an amendment, restatement, renewal, extension, supplement, replacement or other modification of the Second-Lien Credit Agreement for purposes of this Agreement or any other Loan Document.
     F. Amendment to Definition of Second-Lien Term Debt. The definition of “Second-Lien Term Debt” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “Second-Lien Term Debt” means the Indebtedness of the Borrower outstanding from time to time under the Second-Lien Credit Agreement (including Guarantees thereof by Subsidiaries), including all renewals, refinancings, replacements and extensions thereof to the extent permitted hereunder and under the Second-Lien Intercreditor Agreement and made in accordance with the terms of the Combined Loan Documents (including Section 7.14); provided, that, for the avoidance of doubt, the Permitted 2009 Senior Notes Debt shall not be considered a renewal, refinancing, replacement or extension of the Second-Lien Term Debt for purposes of this Agreement or any other Loan Document.
     G. Amendment to Definition of Second-Lien Termination Date. Clause (c) of the definition of “Second-Lien Termination Date” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “(c) all Liens securing the Second-Lien Term Debt, the Permitted Senior Notes Debt, and the Permitted 2009 Senior Notes Debt have been released or terminated.”
     H. Additional Definitions. Section 1.1 of the U.S. Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order:

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     “Eighth Amendment” means that certain Eighth Amendment to Combined Credit Agreements dated as of May 28, 2009, by and among the Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders party thereto.
     “Eighth Amendment Effective Date” has the meaning given to the term “Eighth Amendment Effective Date” in the Eighth Amendment.
     “Permitted 2009 Senior Notes” means, collectively, each of the notes issued by the Borrower on or after May 28, 2009 pursuant to the Permitted 2009 Senior Notes Indenture, as such notes may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder and under the Permitted 2009 Senior Notes Indenture.
     “Permitted 2009 Senior Notes Debt” means the Indebtedness (in addition to, and not including, Existing Subordinate Debt and Permitted Senior Notes Debt) of the Borrower outstanding from time to time under the Permitted 2009 Senior Notes Documents (including Guarantees thereof by Subsidiaries), including all renewals, refinancings, replacements, and extensions thereof to the extent permitted hereunder and made in accordance with the terms of the Combined Loan Documents (including Section 7.14), which Indebtedness shall be on terms (but not necessarily economic terms) substantially consistent with the Permitted Senior Notes Indenture and which Indebtedness otherwise satisfies each of the following criteria: (a) an aggregate yield to maturity not to exceed 14%, (b) a maturity date no earlier than 6 years after the date of issuance, (c) an aggregate principal amount not to exceed $600,000,000, and (d) no scheduled amortization of principal; provided, that, such Indebtedness is issued prior to August 1, 2009; provided, further, that, after the Second-Lien Period, all such Indebtedness shall be unsecured.
     “Permitted 2009 Senior Notes Documents” means the Permitted 2009 Senior Notes, the Permitted 2009 Senior Notes Indenture, and all promissory notes, guarantees, security agreements, pledge agreements, mortgages, deeds of trust and other documents, instruments and agreements executed and delivered pursuant to or in connection with the Permitted 2009 Senior Notes Indenture evidencing, guaranteeing, securing or otherwise pertaining to the Permitted 2009 Senior Notes Debt.
     “Permitted 2009 Senior Notes Indenture” means that certain Indenture dated as of December 22, 2005, between the Borrower and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, as supplemented by a certain supplemental indenture, between the Borrower and a financial institution serving as trustee thereunder, having terms (but not necessarily economic terms) substantially consistent with the Permitted Senior Notes Indenture and which otherwise satisfies each of the following criteria: (a) an aggregate yield to maturity not to exceed 14%, (b) a maturity date no earlier than 6 years after the date of issuance, (c) an aggregate

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principal amount not to exceed $600,000,000, and (d) no scheduled amortization, as the same may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder and under such Permitted 2009 Senior Notes Indenture.
     I. Amendment to Loan Party and Governmental Authorization; Contravention Provision. Section 3.2 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:
     “SECTION 3.2 Loan Party and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Loan Documents by each Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act, (ii) actions or filings necessary to create or perfect the Liens required hereby or by any other Combined Loan Document, (iii) actions or filings that have been taken or made and are in full force and effect, and (iv) actions or filings which, if not taken or made, would not reasonably be expected to have a Material Adverse Effect) and (d) do not (i) contravene, or constitute a default under, any provision of (A) applicable Governmental Rule (including, without limitation, Regulation U), except any contravention or default that would not reasonably be expected to have a Material Adverse Effect, (B) the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Loan Party, or (C) any agreement, judgment, injunction, order, decree or other instrument binding upon any Loan Party, including, without limitation, any Existing Subordinate Note Document, any Permitted Senior Notes Document, any Permitted 2009 Senior Notes Document or any Second-Lien Loan Document, except any contravention or default that would not reasonably be expected to have a Material Adverse Effect and, with respect to the Existing Convertible Debentures and Existing Convertible Note Indenture, assuming that any repurchase of the Existing Convertible Debentures pursuant to Section 3.06 of the Existing Convertible Note Indenture, and that any payment of the Existing Subordinate Notes, is made (1) at a time at which immediately before and after giving effect to such repurchase no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency has occurred and is continuing or results therefrom, (2) with the proceeds from the sale of shares of common stock of the Borrower, or (3) in compliance with the last sentence of Section 7.14, or (ii) result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.”
     J. Amendment to Information Covenant. Clause (m) of Section 5.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:

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     “(m) Promptly, but in no event later than five (5) Business Days following the issuance or incurrence of any Permitted 2009 Senior Notes Debt, or any extension, renewal, refinancing or replacement of any Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt, notice to the Global Administrative Agent of such issuance, incurrence, extension, renewal, refinancing or replacement, together with true, correct and complete copies of each material Permitted 2009 Senior Notes Document, or any such extension, renewal, refinancing or replacement of any Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt, requested by the Global Administrative Agent. In connection and together with the notice required by this clause (m) as a result of the issuance or incurrence of any Permitted 2009 Senior Notes Debt, the Borrower shall promptly, but in no event later than five (5) Business Days following the issuance or incurrence of such Permitted 2009 Senior Notes Debt, deliver to the Global Administrative Agent copies of the material Permitted 2009 Senior Notes Documents, which material Permitted 2009 Senior Notes Documents shall be certified by the Borrower as true, correct and complete.”
     K. Amendment to Further Assurances Covenant. Clause (g) of Section 5.17 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “(g) Notwithstanding any other provision contained herein, in the event that the Second-Lien Credit Agreement or any other Second-Lien Loan Document contain any covenant of the type that would customarily be included in the affirmative covenants, negative covenants or financial covenants sections of a loan document (other than Sections 7.07 and 7.13 of the Second-Lien Credit Agreement in effect on the Eighth Amendment Effective Date), in each case, taken as a whole after giving effect to all differences in definitions that are directly or indirectly used therein, that is either more restrictive than the corresponding covenant contained herein taken as a whole or not comparable to, or new or different from, any covenant contained herein, this Agreement shall be deemed to have been amended, if and only for so long as the Second-Lien Period is in effect, to incorporate such covenant, mutatis mutandis, into Article V, VI or VII hereof, as applicable, in replacement of the applicable corresponding covenant in this Agreement or, if no such corresponding covenant exists, as a new covenant in any such Article (as such covenant may be amended or waived from time to time under the Second-Lien Credit Agreement). In connection with the foregoing, the parties hereto further agree to execute any amendment or consent documentation the sole purpose of which is to implement conforming amendments and modifications to this Agreement and/or any other Loan Document as the Global Administrative Agent determines to be appropriate and necessary in its reasonable discretion to effectuate the intent of the foregoing sentence.”
     L. Use of Permitted 2009 Senior Notes Debt Net Proceeds Covenant. Article V of the U.S. Credit Agreement shall be amended to add the new Section 5.19 at the end thereof which shall read in full as follows:

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     “SECTION 5.19 Use of Permitted 2009 Senior Notes Debt Net Proceeds. Subject to Section 7.14 and any other restrictions set forth herein, including without limitation no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency exists and is continuing or results therefrom as and to the extent such limitations apply to the prepayment of the Second-Lien Term Debt as set forth in Section 7.14, the U.S. Borrower shall use net cash proceeds from the issuance of the Permitted 2009 Senior Notes Debt solely to prepay the Second-Lien Term Debt until repaid in full.”
     M. Amendment to Incurrence of Debt Covenant. Clause (r) of Section 7.1 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “(r) the Second-Lien Term Debt and the Permitted 2009 Senior Notes Debt; provided, however, that the aggregate principal amount of the Second-Lien Term Debt and the Permitted 2009 Senior Notes Debt does not exceed U.S. $650,000,000;”
and (ii) revising the proviso following subsection (r) thereof to read in full as follows:
     “provided, that, the Borrower may not incur new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinate Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt or the Second-Lien Term Debt; provided, that any such renewal, extension, refinancing or replacement of any such Indebtedness shall not result in (A) an increase in the maximum aggregate principal amount of such Indebtedness, except to the extent such increase is in the amount of customary fees and expenses incurred by the Borrower or any other Loan Party in connection with any such renewal, extension, refinancing or replacement, (B) an increase in the rate of interest payable in cash with respect to such Indebtedness, (C) any Liens securing such Indebtedness being extended to any additional property of any Loan Party, except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (D) any Loan Party that is not obligated with respect to repayment of such Indebtedness immediately prior to such renewal, extension, refinancing or replacement thereof being required to become obligated with respect thereto, except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (E) a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, replaced or renewed, (F) terms less favorable to the obligor thereunder than the terms of such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement thereof and (G) if such Indebtedness that is renewed, extended, refinanced or replaced was subordinated in right of payment to the Obligations, subordination terms and conditions that are less favorable to the Global Administrative Agent and the Lenders as those that were applicable to the renewed, extended, refinanced or replaced Indebtedness, and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred

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in accordance with Section 7.14) described in clauses (f), (i), (j), (o) and (r) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”
     N. Amendment to Asset Dispositions Covenant. Clauses (i) and (ii) of Section 7.5(b) of the U.S. Credit Agreement shall be amended in their entirety to read as follows:
     “(i) the prior or contemporaneous release of any other Liens covering the assets, including, without limitation, any Liens in favor of the Second-Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture, the holders of the Permitted Senior Notes, the trustee under the Permitted 2009 Senior Notes Indenture and/or the holders of the Permitted 2009 Senior Notes securing the Second-Lien Term Debt, the Permitted Senior Notes Debt, and/or the Permitted 2009 Senior Notes Debt, and (ii) the written request from an Authorized Officer of the Borrower which specifically identifies the subject assets and certifies that such disposition complies with the terms of this Section 7.5 (including the release of any other Liens covering the assets, including, without limitation, any Liens in favor of the Second-Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture, the holders of the Permitted Senior Notes, the trustee under the Permitted 2009 Senior Notes Indenture and/or the holders of the Permitted 2009 Senior Notes).”
     O. Amendment to Amendments to Organizational Documents; Other Material Agreements Covenant. Section 7.6 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:
     “SECTION 7.6 Amendments to Organizational Documents; Other Material Agreements. The Borrower will not, nor will the Borrower permit any other Loan Party to, enter into or permit any modification or amendment of, or waive any material right or obligations of any Person under, (a) its Organic Documents (other than amendments, modifications and waivers which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), (b) the Existing Subordinate Note Documents, (c) the Permitted Senior Notes Documents, (d) the Permitted 2009 Senior Notes Documents, and (e) the Second-Lien Loan Documents; provided, that the Borrower may enter into or obtain amendments, modifications or waivers to or under any of the Existing Subordinate Note Documents, the Permitted Senior Notes Documents, the Permitted 2009 Senior Notes Documents or the Second-Lien Loan Documents which do not provide for or have any of the following effects: (i) cause (A) the outstanding principal balance of the Existing Subordinate Debt to exceed U.S. $500,000,000 at any time, (B) the outstanding principal balance of the Permitted Senior Notes Debt to exceed U.S. $500,000,000 at any time, and (C) the outstanding aggregate principal balance of the Permitted 2009 Senior Notes Debt and the Second-Lien Term Debt to exceed U.S. $650,000,000 at any time (in each case, as reduced by any principal payments, prepayments or redemptions to the

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extent permitted (or not prohibited) by Section 7.14 hereof or any other principal payments hereafter made with the express written consent of the Majority Lenders); (ii) increase the amount of any scheduled payment of principal or interest on the Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt; (iii) hasten or accelerate the date upon which any installment of principal or interest of any Existing Subordinate Debt, any Permitted Senior Notes Debt, any Permitted 2009 Senior Notes Debt or any Second-Lien Term Debt is due or otherwise accelerate the amortization schedule with respect to such Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt; (iv) increase the rate of interest payable in cash accruing on the Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt (other than (x) any increase to the coupon rate (i.e., the stated rate of interest) on the Permitted Senior Notes not in excess of 9% per annum, (y) an increase to the “Default Rate” (or comparable term) in the circumstances provided for in the Existing Subordinate Note Documents, the Permitted Senior Notes Documents, the Permitted 2009 Senior Notes Documents or the Second-Lien Loan Documents, as applicable, or impose any additional premium or penalty in connection with the prepayment or late payment of the Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt, or (z) an increase in the interest rate on the Second-Lien Term Debt as and to the extent permitted by the Second-Lien Intercreditor Agreement); (v) subject to the last proviso of this Section 7.6, provide for the payment of additional fees, or for any increase in existing fees, in connection with the Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt or Second-Lien Term Debt; or (vi) amend or modify any covenant, obligation or default of the Borrower or any applicable Subsidiary contained in the Existing Subordinate Note Documents, Permitted Senior Notes Documents, Permitted 2009 Senior Notes Documents or the Second-Lien Loan Documents (including, without limitation, financial ratios) in a manner which makes such covenants, obligations or defaults materially more restrictive or onerous than those contained in, (1) in the case of the applicable Existing Subordinate Note Documents, the Existing Subordinate Note Documents as in effect on the Global Effective Date or in the Combined Credit Agreements as then in effect, (2) in the case of the Permitted Senior Notes Documents, the Permitted Senior Notes Documents as in effect on the date the Permitted Senior Notes Debt was issued and such documents were first entered into by the Borrower or applicable Subsidiary thereof (without giving effect to any subsequent amendment or modification) other than the Sixth Supplemental Indenture dated as of July 10, 2008, or in the Combined Credit Agreements as then in effect, (3) in the case of the Permitted 2009 Senior Notes Documents, the Permitted 2009 Senior Notes Documents as in effect on the date the Permitted 2009 Senior Notes Debt is issued and such documents were first entered into by the Borrower or applicable Subsidiary thereof (without giving effect to any subsequent amendment or modification) or in the Combined Credit Agreements as then in effect, or (4) in the case of the Second-Lien Loan Documents, the Second-Lien

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Loan Documents as in effect on the Subject Acquisition Closing Date or in the Combined Credit Agreements as then in effect, provided, that the Borrower may enter into or obtain amendments or modifications under the Second-Lien Loan Documents which are expressly permitted by the terms of the Second-Lien Intercreditor Agreement; provided, however, that, notwithstanding the foregoing or anything else to the contrary contained in any Combined Loan Document, any agent, any trustee and any holder of Existing Subordinate Debt, any holder of Permitted Senior Notes, any holder of Permitted 2009 Senior Notes or any Second-Lien Term Lender shall be entitled to receive fees for amendments (to the extent such amendments are permitted hereby), providing consents, waiving defaults or granting forbearances (but solely to the extent such fees are customary, do not exceed market rates and are permitted by the Existing Subordinate Note Documents, the Permitted Senior Notes Documents, the Permitted 2009 Senior Notes Documents and the Second-Lien Loan Documents or otherwise approved by the Global Administrative Agent), and to the reimbursement of any reasonable out-of-pocket expenses (including fees and expenses of attorneys, appraisers, consultants and advisors) relating thereto in accordance with the terms of the Existing Subordinate Note Documents, the Permitted Senior Notes Documents, the Permitted 2009 Senior Notes Documents and the Second-Lien Loan Documents, respectively.”
     P. Amendment to Existing Subordinated Debt, Permitted Senior Notes Debt, Second-Lien Term Debt and Falcon Seaboard Settlement Agreement Covenant. Section 7.14 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:
     “SECTION 7.14 Existing Subordinate Debt, Permitted Senior Notes Debt, Permitted 2009 Senior Notes Debt, Second-Lien Term Debt and Falcon Seaboard Settlement Agreement. In addition to the other restrictions contained in this Article VII, the Borrower will not, nor will the Borrower permit any other Loan Party to, directly or indirectly, (a) make any payment of principal or any other item of any Existing Subordinate Debt (other than accrued interest thereon and reasonable fees and expenses incurred in accordance with the terms thereof and Restricted Payments made with respect to any Existing Subordinate Debt in accordance with Section 7.2 to repurchase fractional shares of the Borrower’s Equity Interests that arise or result from the conversion of any such Existing Subordinate Debt) or payment in respect of the purchase, repurchase, redemption or defeasance of principal or such other item of Existing Subordinate Debt (other than accrued interest thereon and reasonable fees and expenses incurred in accordance with the terms thereof and Restricted Payments made with respect to any Existing Subordinate Debt in accordance with Section 7.2 to repurchase fractional shares of the Borrower’s Equity Interests that arise or result from the conversion of any such Existing Subordinate Debt) at any time prior to the earlier of (i) the termination of all Commitments and Canadian Commitments, the payment and performance in full of the Combined Obligations, the termination or expiration of all Letters of Credit and the “Letters of Credit” (as defined in the Canadian Credit Agreement), and the termination or payment of all “Bankers’ Acceptances” (as defined in the Canadian Credit Agreement) and (ii) the

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scheduled maturity of such Existing Subordinate Debt; (b) make any prepayment of interest on any Existing Subordinate Debt prior to the time that such interest is due except as expressly permitted by the terms hereof and by the terms of the documentation evidencing or governing such Existing Subordinate Debt; (c) permit (x) the outstanding principal balance of all Existing Subordinate Debt to exceed U.S. $500,000,000 at any time, (y) the outstanding principal balance of all Permitted Senior Notes Debt to exceed U.S. $500,000,000 at any time, and (z) the outstanding aggregate principal balance of the Second-Lien Term Debt and the Permitted 2009 Senior Notes Debt to exceed U.S. $650,000,000 at any time (in each case, as reduced by any principal payments, prepayments or redemptions to the extent permitted (or not prohibited) by this Section 7.14 or any other principal payments hereafter made with the express written consent of the Majority Lenders); (d) make any delivery on or with respect to the Falcon Seaboard Settlement Agreement, except as expressly permitted by the terms of the Falcon Seaboard Settlement Agreement; or (e) make any optional or voluntary payment or prepayment of principal, interest or any other item of any Second-Lien Term Debt, Permitted Senior Notes Debt or Permitted 2009 Senior Notes Debt, or any optional or voluntary payment in respect of the purchase, repurchase, redemption or defeasance of principal, interest or other item of such Second Lien Term Debt, Permitted Senior Notes Debt or Permitted 2009 Senior Notes Debt, at any time prior to the earlier of (i) the termination of all Commitments and Canadian Commitments, the payment and performance in full of the Combined Obligations, the termination or expiration of all Letters of Credit and the “Letters of Credit” (as defined in the Canadian Credit Agreement), and the termination or payment of all “Bankers’ Acceptances” (as defined in the Canadian Credit Agreement) and (ii) the scheduled maturity of such Second Lien Term Debt, Permitted Senior Notes Debt or Permitted 2009 Senior Notes Debt, as applicable; provided, however, that, the Borrower and/or any Subsidiaries may (x) deliver gas volumes at any time and from time to time prior to the stated delivery date thereof by Borrower or any Affiliate of Borrower, or settle in cash at any time and from time to time the Borrower’s obligations, under the Falcon Seaboard Settlement Agreement, (y) prepay or pay, or purchase, repurchase, redeem or defease, at any time and from time to time all or a portion of the principal of, and interest on and any other item payable with respect to, the Existing Subordinate Debt, prior to the applicable scheduled maturity thereof, and may pay, purchase, repurchase, redeem or defease the Existing Subordinate Debt on or after the applicable maturity date therefor, and (z) may optionally or voluntarily prepay, pay, purchase, repurchase, redeem or defease at any time and from time to time all or any portion of the principal of, and interest on and any other item payable with respect to, any of the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and/or the Second-Lien Term Debt prior to the applicable scheduled maturity date thereof, and may pay, purchase, repurchase, redeem or defease the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and/or the Second Lien Term Debt after the applicable maturity date therefor, in the case of each of clauses (x), (y) and (z), (i) so long as, and only so long as, both immediately before and after giving effect to such prepayment, payment, purchase, repurchase, redemption or defeasance, no

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Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency exists and is continuing or results therefrom, or (ii) if and to the extent such prepayment, payment, purchase, repurchase, redemption or defeasance is made with shares of common stock of the Borrower and/or the proceeds from the sale or issuance of the common stock of the Borrower. Notwithstanding anything to the contrary contained in any Combined Loan Document, the Borrower shall be permitted to (A) extend, renew, refinance or replace the Existing Subordinate Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and/or the Second-Lien Term Debt at any time so long as the final maturity date of any such extension, renewal, refinancing or replacement is no earlier than six (6) months after the Maturity Date and the Borrower is in compliance with the terms and conditions set forth in Sections 7.1 and 7.6 and, prior to the Second-Lien Termination Date, the Second-Lien Intercreditor Agreement and/or (B) repay, prepay, purchase, repurchase, redeem, or defease any of the Existing Subordinate Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and/or the Second-Lien Term Debt using (i) proceeds of the issuance of common stock of the Borrower or (ii) shares of common stock of the Borrower.”
     Q. Amendment to Listing of Events of Default Provision. Section 8.1 of the U.S. Credit Agreement shall be amended by restating subsections (n) and (q) thereof in their entirety to read as follows:
     “(n) a “Default” or “Event of Default” under, and as each such term is defined in, each material Existing Subordinate Note Document, including, without limitation, the Existing Subordinate Note Indenture and the Existing Convertible Note Indenture, each material Permitted Senior Notes Document, each material Permitted 2009 Senior Notes Document and each material Second-Lien Loan Document, shall occur and be continuing;”
     “(q) (i) the Liens securing the Second-Lien Term Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and/or any Guarantees thereof shall cease, for any reason, to be, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes Indenture, any holder of any Permitted Senior Notes Debt, the trustee under the Permitted 2009 Senior Notes Indenture or any holder of any Permitted 2009 Senior Notes Debt not to be, validly subordinated to the Liens securing the Combined Obligations to the extent provided or required by the Second-Lien Intercreditor Agreement or (ii) the Liens securing the Combined Obligations and the Combined Obligations themselves shall cease to constitute, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes, any holder of any Permitted Senior Notes Debt, the trustee under the Permitted 2009 Senior Notes or any holder of any Permitted 2009 Senior Notes Debt not to constitute, “First Priority Liens” or “First Lien Obligations” (or any comparable terms), respectively, under and to the extent required by the Second-Lien Intercreditor Agreement.”

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     II. Eighth Amendment Effective Date Amendments to Canadian Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section V hereof, the Canadian Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section II:
     A. Amendment to Definition of Guarantor. The definition of “Guarantor” contained in Section 1.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “Guarantor” means collectively (i) the Parent, (ii) Canadian Newco, (iii) each Material Subsidiary, (iv) each U.S. Material Subsidiary that now or hereafter executes and delivers a U.S. Material Subsidiary Guaranty, including each Material Subsidiary and U.S. Material Subsidiary that is required to execute a Guaranty pursuant to Section 5.9, (v) each other Subsidiary of the Parent that Guarantees or is required to Guarantee the Permitted Senior Notes Debt, (vi) each other Subsidiary of the Parent that Guarantees or is required to Guarantee the Permitted 2009 Senior Notes Debt, and (vii) each other Subsidiary of the Parent that Guarantees or is required to Guarantee the Second-Lien Term Debt.
     B. Amendment to Definition of Permitted Encumbrances. Clause (t) of the definition of “Permitted Encumbrances” contained in Section 1.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “(t) during the Second-Lien Period only, Liens in favor of the Second-Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture, the holders of the Permitted Senior Notes, the trustee under the Permitted 2009 Senior Notes Indenture and/or the holders of the Permitted 2009 Senior Notes to secure all or any portion of the Second-Lien Term Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and any Guarantees by any Subsidiaries of the Parent thereof, and any other obligations under the Second-Lien Loan Documents, the Permitted Senior Notes Documents, and the Permitted 2009 Senior Notes Documents, which Liens are junior, subordinate and inferior to the Liens created by the Security Documents as provided in the Second-Lien Intercreditor Agreement; or”
     C. Amendment to Definition of Second-Lien Credit Agreement. The definition of “Second-Lien Credit Agreement” contained in Section 1.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “Second-Lien Credit Agreement” means the Credit Agreement entered into as of the Subject Acquisition Closing Date, among the Parent, the Second-Lien Term Lenders party thereto, the Second-Lien Administrative Agent and the other agents and arrangers party thereto, as may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted under the U.S. Credit Agreement, under such Second-Lien Credit

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Agreement and under the Second-Lien Intercreditor Agreement; provided, that, for the avoidance of doubt, the Permitted 2009 Senior Notes Indenture and the other Permitted 2009 Senior Notes Documents shall not be considered an amendment, restatement, renewal, extension, supplement, replacement or other modification of the Second-Lien Credit Agreement for purposes of this Agreement or any other Loan Document
     D. Amendment to Definition of Second-Lien Term Debt. The definition of “Second-Lien Term Debt” contained in Section 1.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “Second-Lien Term Debt” means the Indebtedness of the Parent outstanding from time to time under the Second-Lien Credit Agreement (including Guarantees thereof by Subsidiaries of the Parent), including all renewals, refinancings, replacements and extensions thereof to the extent permitted under the U.S. Credit Agreement and under the Second-Lien Intercreditor Agreement and made in accordance with the terms of the Combined Loan Documents (including Section 7.14 of the U.S. Credit Agreement); provided, that, for the avoidance of doubt, the Permitted 2009 Senior Notes Debt shall not be considered a renewal, refinancing, replacement or extension of the Second-Lien Term Debt for purposes of this Agreement or any other Loan Document
     E. Amendment to Definition of Second-Lien Termination Date. Clause (c) of the definition of “Second-Lien Termination Date” contained in Section 1.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “(c) all Liens securing the Second-Lien Term Debt, the Permitted Senior Notes Debt, and the Permitted 2009 Senior Notes Debt have been released or terminated.”
     F. Additional Definitions. Section 1.1 of the Canadian Credit Agreement shall be amended by inserting the following definitions in the appropriate alphabetical order:
     “Permitted 2009 Senior Notes” means, collectively, each of the notes issued by the Parent on or after May 28, 2009 pursuant to the Permitted 2009 Senior Notes Indenture, as such notes may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted under the Combined Credit Agreements and under the Permitted 2009 Senior Notes Indenture.
     “Permitted 2009 Senior Notes Debt” means the Indebtedness (in addition to, and not including, Existing Subordinate Debt and Permitted Senior Notes Debt) of the Parent outstanding from time to time under the Permitted 2009 Senior Notes Documents (including Guarantees thereof by Subsidiaries of the Parent), including all renewals, refinancings, replacements, and extensions thereof to the extent permitted under the Combined Credit Agreements and made in

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accordance with the terms of the Combined Loan Documents (including Section 7.14 of the U.S. Credit Agreement), which Indebtedness shall be on terms (but not necessarily economic terms) substantially consistent with the Permitted Senior Notes Indenture and which Indebtedness otherwise satisfies each of the following criteria: (a) an aggregate yield to maturity not to exceed 14%, (b) a maturity date no earlier than 6 years after the date of issuance, (c) an aggregate principal amount not to exceed $600,000,000, and (d) no scheduled amortization of principal; provided, that, such Indebtedness is issued prior to August 1, 2009; provided, further, that, after the Second-Lien Period, all such Indebtedness shall be unsecured.
     “Permitted 2009 Senior Notes Documents” means the Permitted 2009 Senior Notes, the Permitted 2009 Senior Notes Indenture, and all promissory notes, guarantees, security agreements, pledge agreements, mortgages, deeds of trust and other documents, instruments and agreements executed and delivered pursuant to or in connection with the Permitted 2009 Senior Notes Indenture evidencing, guaranteeing, securing or otherwise pertaining to the Permitted 2009 Senior Notes Debt.
     “Permitted 2009 Senior Notes Indenture” means that certain Indenture dated as of December 22, 2005, between the Parent and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, as supplemented by a certain supplemental indenture, between the Parent and a financial institution serving as trustee thereunder, having terms (but not necessarily economic terms) substantially consistent with the Permitted Senior Notes Indenture and which otherwise satisfies each of the following criteria: (a) an aggregate yield to maturity not to exceed 14%, (b) a maturity date no earlier than 6 years after the date of issuance, (c) an aggregate principal amount not to exceed $600,000,000, and (d) no scheduled amortization, as the same may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder and under such Permitted 2009 Senior Notes Indenture.
     G. Amendment to Loan Party and Governmental Authorization; Contravention Provision. Section 3.2 of the Canadian Credit Agreement shall be amended in its entirety to read as follows:
     “SECTION 3.2 Loan Party and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Loan Documents by each Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act, (ii) actions or filings necessary to create or perfect the Liens required hereby or by any other Combined Loan Document, (iii) actions or filings

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that have been taken or made and are in full force and effect, and (iv) actions or filings which, if not taken or made, would not reasonably be expected to have a Material Adverse Effect) and (d) do not (i) contravene, or constitute a default under, any provision of (A) applicable Governmental Rule, except any contravention or default that would not reasonably be expected to have a Material Adverse Effect, (B) the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Loan Party, or (C) any agreement, judgment, injunction, order, decree or other instrument binding upon any Loan Party, including, without limitation, any Existing Subordinate Note Document, any Permitted Senior Notes Document, any Permitted 2009 Senior Notes Document or any Second-Lien Loan Document, except any contravention or default that would not reasonably be expected to have a Material Adverse Effect and, with respect to the Existing Convertible Debentures and Existing Convertible Note Indenture, assuming that any repurchase of the Existing Convertible Debentures pursuant to Section 3.06 of the Existing Convertible Note Indenture, and that any payment of the Existing Subordinate Notes, is made (1) at a time at which immediately before and after giving effect to such repurchase no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency has occurred and is continuing or results therefrom, (2) with the proceeds from the sale of shares of common stock of the Borrower, or (3) in compliance with the last sentence of Section 7.14 of the U.S. Credit Agreement, or (ii) result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.”
     H. Amendment to Incurrence of Debt Covenant. Clause (r) of Section 7.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “(r) the Second-Lien Term Debt and the Permitted 2009 Senior Notes Debt; provided, however, that the aggregate principal amount of the Second-Lien Term Debt and the Permitted 2009 Senior Notes Debt does not exceed U.S. $650,000,000;”
and (ii) revising the proviso following subsection (r) thereof to read in full as follows:
     “provided, that, the Borrower may not incur new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinate Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt or the Second-Lien Term Debt; provided, that any such renewal, extension, refinancing or replacement of any such Indebtedness shall not result in (A) an increase in the maximum aggregate principal amount of such Indebtedness, except to the extent such increase is in the amount of customary fees and expenses incurred by the Borrower or any other Loan Party in connection with any such renewal, extension, refinancing or replacement, (B) an increase in the rate of interest payable in cash with respect to such Indebtedness, (C) any Liens securing such Indebtedness being extended to any additional property of any Loan Party, except in accordance with the documentation relating to such Indebtedness in

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effect immediately prior to such renewal, extension, refinancing or replacement, (D) any Loan Party that is not obligated with respect to repayment of such Indebtedness immediately prior to such renewal, extension, refinancing or replacement thereof being required to become obligated with respect thereto, (E) except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (F) a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, replaced or renewed, (G) terms less favorable to the obligor thereunder than the terms of such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement thereof and (H) if such Indebtedness that is renewed, extended, refinanced or replaced was subordinated in right of payment to the Obligations, subordination terms and conditions that are less favorable to the Global Administrative Agent and the Lenders as those that were applicable to the renewed, extended, refinanced or replaced Indebtedness, and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14 of the U.S. Credit Agreement) described in clauses (f), (i), (j), (o) and (r) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”
     I. Amendment to Listing of Events of Default Provision. Section 8.1 of the Canadian Credit Agreement shall be amended by restating subsections (n) and (q) thereof in their entirety to read as follows:
     “(n) a “Default” or “Event of Default” under, and as each such term is defined in, each material Existing Subordinate Note Document, including, without limitation, the Existing Subordinate Note Indenture and the Existing Convertible Note Indenture, each material Permitted Senior Notes Document, each material Permitted 2009 Senior Notes Document and each material Second-Lien Loan Document, shall occur and be continuing;”
     “(q) (i) the Liens securing the Second-Lien Term Debt, the Permitted Senior Notes Debt, the Permitted 2009 Senior Notes Debt and/or any Guarantees thereof shall cease, for any reason, to be, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes Indenture, any holder of any Permitted Senior Notes Debt, the trustee under the Permitted 2009 Senior Notes Indenture or any holder of any Permitted 2009 Senior Notes Debt not to be, validly subordinated to the Liens securing the Combined Obligations to the extent provided or required by the Second-Lien Intercreditor Agreement or (ii) the Liens securing the Combined Obligations and the Combined Obligations themselves shall cease to constitute, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes, any holder of any Permitted Senior Notes Debt, the trustee under the Permitted 2009 Senior Notes or any holder of any Permitted 2009 Senior Notes Debt not to constitute, “First Priority Liens” or “First Lien Obligations” (or any

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comparable terms), respectively, under and to the extent required by the Second-Lien Intercreditor Agreement.”
     III. PV-10 Amendment Effective Date Amendments to U.S. Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section VI hereof, the U.S. Credit Agreement shall be amended effective as of the PV-10 Amendment Effective Date in the manner provided in this Section III:
     A. Amendment to Total Debt Asset Coverage Ratio Covenant. Section 6.3 of the U.S. Credit Agreement shall be amended and restated in full as follows:
     “During the Second-Lien Period, the Borrower will not permit, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) the Proved PV-10 Value as of such day plus (ii) 50% of the BBEP Fair Market Value as of such day, to (b) the Total Debt as of such day to be less than the ratio set forth below opposite the period that includes such day:

Period	Ratio
June 30, 2009 through March 31, 2010	1.30 to 1.00

June 30, 2010 and thereafter	1.50 to 1.00”
     B. Amendment to Total Secured Debt Asset Coverage Ratio Covenant. Section 6.4 of the U.S. Credit Agreement shall be amended by amending and restating the chart following clause (b) to read in full as follows:

“Period	Ratio
September 30, 2008 through March 31, 2009	2.00 to 1.00

June 30, 2009 through March 31, 2010	1.60 to 1.00

June 30, 2010 through September 30, 2010	2.00 to 1.00

December 31, 2010 and thereafter	2.25 to 1.00”
     IV. Consent to Amendment of Second-Lien Intercreditor Agreement. The Consenting Combined Lenders hereby consent to and irrevocably authorize the Global Administrative Agent, at its option and in its discretion, to enter into an amendment or amendment and restatement of the Second-Lien Intercreditor Agreement in order to make such modifications, amendments or changes to the Second-Lien Intercreditor Agreement as may be necessary to incorporate the Permitted 2009 Senior Notes Debt in the Second-Lien Intercreditor

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Agreement on the same terms contained therein on the date hereof with respect to the Permitted Senior Notes and such other modifications, amendments or changes that the Global Administrative Agent deems reasonably necessary in connection with the issuance of the Permitted 2009 Senior Notes Debt and the amendments set forth in this Amendment.
     V. Eighth Amendment Effective Date Conditions Precedent. This Amendment (other than the amendments set forth in Section III hereof) shall be effective as of the date first set forth above when the following conditions precedent have been satisfied (the “Eighth Amendment Effective Date”):
     A. The Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     B. The Combined Borrowers shall have paid (i) all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to the Eighth Amendment Effective Date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and any other Combined Loan Documents to be executed and delivered in connection therewith and (ii) any and all fees payable to Global Administrative Agent or the Consenting Combined Lenders pursuant to or in connection with this Amendment in consideration for the agreements set forth herein.
     C. No Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency shall have occurred which is continuing.
     VI. PV-10 Amendment Effective Date Conditions Precedent. The amendments set forth in Section III of this Amendment shall be effective on the date that each condition precedent set forth in this Section VI is satisfied (the “PV-10 Amendment Effective Date”):
     A. Each of the conditions precedent set forth in Section V has been satisfied.
     B. The Global Administrative Agent shall have received a duly executed copy of an amendment to the Second-Lien Credit Agreement effective on or before the PV-10 Amendment Effective Date which amends the total debt asset coverage ratio and total secured debt asset coverage ratio covenants contained therein such that those covenants are not more restrictive or onerous than those contained in the U.S. Credit Agreement (as amended by Section III of this Amendment) and which is otherwise in form and substance reasonably acceptable to the Global Administrative Agent.
     VII. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

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          (i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).
          (ii) Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.
          (iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.
          (iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).
          (v) Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents, after giving effect to the amendments and consents contained herein. Neither the U.S. Borrower or

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any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.
          (vi) No event or events have occurred since December 31, 2008 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.
     VIII. Defined Terms. Capitalized terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.
     IX. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.
     X. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I, II AND III OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.
     XI. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     XII. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission

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acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.
     XIII. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
     XIV. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void). Nothing in this Amendment, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Amendment.
     XV. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
     XVI. Loan Document. This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.
[Signature Pages to Follow]

23

     IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.,
a Delaware corporation, as U.S. Borrower

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

CANADIAN BORROWER

QUICKSILVER RESOURCES CANADA INC.,
an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer
Each of the undersigned (i) acknowledge, consent and agree to this Amendment and each of the terms and provisions contained herein, and (ii) agree that the Combined Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED, CONSENTED AND AGREED TO as of the date first above written:

COWTOWN GAS PROCESSING L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

	By:	/s/ MarLu Hiller

	Name:	MarLu Hiller
	Title:	Vice President – Treasurer
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

COWTOWN PIPELINE L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

	By:	/s/ MarLu Hiller

	Name:	MarLu Hiller
	Title:	Vice President – Treasurer
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:	/s/ Brian Orlando

Name:	Brian Orlando
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Steve Voigt

Name:	Steve Voigt
Title:	Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig
Title:	Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS, as a U.S. Lender

By:	/s/ Richard Hawthorne

Name:	Richard Hawthorne
Title:	Director

By:	/s/ Juan Carlos Sandoval

Name:	Juan Carlos Sandoval
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL CORP., as a U.S. Lender

By:	/s/ Michele Jones

Name:	Michele Jones
Title:	Director

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ David Mills

Name: Title:	David Mills Managing Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender

By:	/s/ Dusan Lazarov

Name:	Dusan Lazarov
Title:	Vice President

By:	/s/ Erin Morrissey

Name:	Erin Morrissey
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Lucy Walker

Name:	Lucy Walker
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Tom Byargeon

Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne

Name:	Sharada Manne
Title:	Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., as a U.S. Lender

By:	/s/ James Reilly

Name:	James Reilly
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as a U.S. Lender

By:	/s/ Alison Fuqua

Name:	Alison Fuqua
Title:	Assistant Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ David C. Brooks

Name:	David C. Brooks
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Ian Murray

Name:	Ian Murray
Title:	Authorized Signatory
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria M. Mahoney

Name:	Daria M. Mahoney
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:	/s/ Masakazu Hasegawa

Name:	Masakazu Hasegawa
Title:	General Manager
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMPASS BANK, as a U.S. Lender

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand
Title:	Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen Warfel

Name:	Stephen Warfel
Title:	Managing Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, as a U.S. Lender

By:	/s/ Rebecca L. Wilson

Name:	Rebecca L. Wilson
Title:	Assistant Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

STERLING BANK, as a U.S. Lender

By: Name:	/s/ Melissa A. Bauman Melissa A. Bauman
Title:	Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CIBC INC., as a U.S. Lender

By: Name:	/s/ Dominic J. Sorresso Dominic J. Sorresso
Title:	Executive Vice President

CIBC Worlds Markets Corp.
Authorized Signatory
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a U.S. Lender

By: Name:	/s/ Angela McCracken Angela McCracken
Title:	Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By: Name:	/s/ Janine Dopson Janine Dopson
Title:	Asset Manager

By: Name:	/s/ Shawn Cusick Shawn Cusick
Title:	Loan Portfolio Manager
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a U.S. Lender

By: Name:	/s/ Maria Lund Maria Lund
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as a U.S. Lender

By: Name:	/s/ Vanessa Gomez Vanessa Gomez
Title:	Director

By: Name:	/s/ Christopher Reo Day Christopher Reo Day
Title:	Associate
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SCOTIABANC INC.,
as a U.S. Lender

By: Name:	/s/ R. Blackwood R. Blackwood
Title:	Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

GOLDMAN SACHS BANK USA,
as a U.S. Lender

By: Name:	/s/ John Makrinos John Makrinos
Title:	Authorized Signatory
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A. (by its Canada
branch), as a Canadian Lender

By: Name:	/s/ Clara McGibbon Clara McGibbon
Title:	Assistant Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS (CANADA), as a Canadian
Lender

By: Name:	/s/ Chris Rice Chris Rice
Title:	Vice President

By: Name:	/s/ Eric Borromeo Eric Borromeo
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL (CANADA) LTD., as a
Canadian Lender

By: Name:	/s/ Cory Wallin Cory Wallin
Title:	Vice President

By: Name:	/s/ Doug Clark Doug Clark
Title:	Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a Canadian
Lender

By: Name:	/s/ Stacey Strike Stacey Strike
Title:	Director

By: Name:	/s/ Angela Beeker Angela Beeker
Title:	Associate Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK AG CANADA BRANCH, as
a Canadian Lender

By: Name:	/s/ Eitan Szlak Eitan Szlak
Title:	Vice President

By: Name:	/s/ Marcellus Leung Marcellus Leung
Title:	Assistant Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a Canadian
Lender

By: Name:	/s/ Tom Byargeon Tom Byargeon
Title:	Managing Director

By: Name:	/s/ Sharada Manne Sharada Manne
Title:	Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., CANADIAN BRANCH, as a
Canadian Lender

By: Name:	/s/ Ivan Davey Ivan Davey
Title:	Authorised Signer
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK, CANADA BRANCH (formerly known as
Union Bank of California, N.A., Canada Branch), as a
Canadian Lender

By: Name:	/s/ Phil Taylor Phil Taylor
Title:	Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO FINANCIAL
CORPORATION CANADA, as a Canadian
Lender

By: Name:	/s/ Paul D. Young Paul D. Young
Title:	Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a
Canadian Lender

By: Name:	/s/ Ian Murray Ian Murray
Title:	Authorized Signatory
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ S. Atherton

Name: S. Atherton
Title: Principal Officer
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By:	/s/ Alfred Lee

Name: Alfred Lee
Title: Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David Baldoni

Name: David Baldoni
Title: Managing Director

By:	/s/ Paul Primavesi

Name: Paul Primavesi
Title: Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Omer Ahmed

Name: Omer Ahmed
Title: Portfolio Manager
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger

Name: Randy Geislinger
Title: Executive Director

By:	/s/ David Swain

Name: David Swain
Title: Managing Director
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Angela McCracken

Name: Angela McCracken
Title: Senior Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a Canadian Lender

By:	/s/ Maria Lund

Name: Maria Lund
Title: Vice President
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust

Name: Alain Daoust
Title: Director

By:	/s/ Bruce F. Wetherly

Name: Bruce F. Wetherly
Title: Director, Credit Suisse, Toronto Branch
[Signature Page]
Eighth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.